Exhibit 10.33d

Bank of America

AMENDMENT

This Amendment (the "Amendment"), dated as of September 21, 2020, is between Bank of America, N.A., a national banking association (the "Bank") and Middlesex Water Company, a New Jersey corporation, and its subsidiaries, Tidewater Utilities, Inc., a Delaware corporation, White Marsh Environmental Systems, Inc., a Delaware corporation, Pinelands Water Company, a New Jersey corporation, Pinelands Wastewater Company, a New Jersey corporation, Utility Service Affiliates, Inc., a New Jersey corporation, Utility Service Affiliates (Perth Amboy) Inc., a New Jersey corporation, and Tidewater Environmental Services, Inc., a Delaware corporation, as joint and several co-borrowers (parent and subsidiary corporations individually and collectively referred to herein as "Borrower").

RECITALS

A. The Bank and the Borrower entered into a certain Letter Agreement ("Letter Agreement") and Master Promissory Note ("Note"), each dated September 25, 2015, evidencing an uncommitted line of credit in the maximum amount of Twenty Eight Million Dollars ($28,000,000), increased by Amendment dated as of September 19, 2017 to maximum amount Forty Million Dollars ($40,000,000); and increased by Amendment dated as of September 23, 2019 to maximum amount of Sixty Million Dollars ($60,000,000) (The Letter Agreement and the Note as amended and extended from time to time are referred to herein as the "Loan Documents").

B. The Bank and the Borrower desire to amend the Loan Documents to extend the Expiration Date and to address other changes to the Loan Documents.

AGREEMENT

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Loan Documents.

2. Amendments.

(a) The Letter Agreement is hereby amended as follows:

(i) "September 18, 2020" is hereby substituted for "December 17, 2020" in the section entitled "Expiration Date" on page one of the Letter Agreement.

(b) The Note is hereby amended as follows:

(i) "September 18, 2020" in subsection (b) of the second paragraph of the Note is hereby deleted and "December 17, 2020" is substituted in its place.

3. Representations and Warranties. When the Borrower signs this Amendment, the Borrower represents and warrants to the Bank that: (a) there is no event which is, or with notice or lapse of time or both would be, a Notice Event under the Loan Documents, (b) this Amendment does not conflict with any law, agreement, or obligation by which the Borrower is bound, (c) this Amendment is within the Borrower's powers, has been duly authorized, and does not conflict with any of the Borrower's organizational papers, and (d) representations and warranties set forth in the Note are confirmed as of the date hereof.

4. Effect of Amendment. This Amendment is effective as of September 18, 2020. Except as provided in this Amendment, all of the terms and conditions of the Loan Documents shall remain in full force and effect.

5. Counterparts. This Amendment may be executed in counterparts, each of which when so executed shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

6. FINAL AGREEMENT. BY SIGNING THIS DOCUMENT, EACH PARTY REPRESENTS AND AGREES THAT: (A) THIS DOCUMENT REPRESENTS THE FINAL AGREEMENT BETWEEN PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, (B) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES, AND (C) THIS DOCUMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.

The parties executed this Amendment as of the date stated at the beginning of this Amendment, intending to create an instrument executed under seal.

BANK OF AMERICA, N.A.

By: /s/ Dilcia P. Hill
Name: Dilcia P. Hill
Title: Senior Vice President

Acknowledged and Agreed:

Middlesex Water Company
By: /s/ A. Bruce O’Connor
Name/Title: A. Bruce O’Connor, Sr. VP,Treasurer & CFO

Tidewater Utilities, Inc.
By: /s/ A. Bruce O’Connor
Name/Title: A. Bruce O’Connor, President

White March Environmental Systems, Inc.
By: /s/ A. Bruce O’Connor
Name/Title: A. Bruce O’Connor, President

Pinelands Wastewater Company
By: /s/ A. Bruce O’Connor
Name/Title: A. Bruce O’Connor, VP & Treasurer

Utility Service Affiliates, Inc.
By: /s/ A. Bruce O’Connor
Name/Title: A. Bruce O’Connor, Treasurer

Utility Service Affiliates (Perth Amboy) Inc.
By: /s/ A. Bruce O’Connor
Name/Title: A. Bruce O’Connor, VP & Treasurer

Tidewater Environmental Services, Inc.
By: /s/ A. Bruce O’Connor
Name/Title: A. Bruce O’Connor, President